Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Risks And Uncertainty [Line items]
Risks and Uncertainties

Note 7 – Risks and Uncertainties

The Plan invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Market risks include global events which could impact the value of investment securities, such as international conflict. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the value of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.